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                                  EXHIBIT 21.1


                       FIRST INDUSTRIAL REALTY TRUST, INC.
                         SUBSIDIARIES OF THE REGISTRANT
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                                                       STATE OF
                                                       INCORPORATION
NAME                                                   FORMATION       REGISTERED NAMES IN FOREIGN JURISDICTIONS
----------------------------------------------------   -------------   -----------------------------------------
First Industrial, L.P.                                 Delaware        First Industrial (Alabama), Limited Partnership
                                                                       First Industrial (Michigan), Limited Partnership
                                                                       First Industrial (Minnesota), Limited Partnership
                                                                       First Industrial (Tennessee), L.P.
                                                                       First Industrial Limited Partnership

First Industrial Finance Corporation                   Maryland        N/A

First Industrial Financing Partnership, L.P.           Delaware        First Industrial Financing Partnership, Limited Partnership
                                                                       First Industrial Financing Partnership (Alabama),
                                                                       Limited Partnership
                                                                       First Industrial Financing Partnership (Minnesota),
                                                                       Limited Partnership
                                                                       First Industrial Financing Partnership (Wisconsin),
                                                                       Limited Partnership

First Industrial Enterprises of Michigan, Inc.         Michigan        N/A
   (Formerly Damone/Andrew Enterprises, Inc.)

First Industrial Group of Michigan, Inc.               Michigan        N/A
   (Formerly Damone/Andrew Enterprises, Inc.)

First Industrial of Michigan, Inc. (Formerly           Michigan        N/A
   Damone/Andrew Incorporated)

First Industrial Associates of Michigan, Inc.          Michigan        N/A
   (Formerly Damone/Andrew Associates, Inc.)

First Industrial Construction Company of               Michigan        N/A
   Michigan, Inc. (Formerly Damone/Andrew
   Construction Company)

FR Acquisitions, Inc.                                  Maryland        FIR Acquisitions, Inc.

First Industrial Pennsylvania Corporation              Maryland        N/A

First Industrial Pennsylvania, L.P.                    Delaware        N/A

First Industrial Harrisburg Corporation                Maryland        N/A

First Industrial Harrisburg, L.P.                      Delaware        N/A

First Industrial Securities Corporation                Maryland        N/A

First Industrial Securities, L.P.                      Delaware        First Industrial Securities, Limited Partnership

First Industrial Mortgage Corporation                  Maryland        N/A

First Industrial Mortgage Partnership, L.P.            Delaware        First Industrial MP, L.P.

First Industrial Indianapolis Corporation              Maryland        N/A

First Industrial Indianapolis, L.P.                    Delaware        N/A

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                                                       STATE OF
                                                       INCORPORATION
NAME                                                   FORMATION       REGISTERED NAMES IN FOREIGN JURISDICTIONS
----------------------------------------------------   -------------   -----------------------------------------
FI Development Services Corporation                    Maryland        N/A
(Formerly First Industrial Development
Services, Inc.)

First Industrial Development Services, L.P.            Delaware        N/A
(Formerly First Industrial Development
Services Group, L.P.)

FI Development Services Group, L.P.                    Delaware        N/A

FR Development Services, L.L.C.                        Delaware        N/A

FR Development Services, Inc.                          Maryland        N/A
(Formerly First Industrial Development
Services Group, L.P.)

FR Brokerage Services, Inc.                            Maryland        N/A
(Formerly First Industrial Colorado, Inc.)

FR Management Services, Inc.                           Maryland        N/A
(Formerly Pacifica Commercial Brokerage Group, Inc.)

First Industrial Florida Finance Corporation           Maryland        N/A

TK-SV, Ltd.                                            Florida         N/A

First Industrial Telecommunications, L.L.C.            Delaware        N/A

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